Exhibit 10.42

AMENDMENT NO. 1 TO SECURITY AGREEMENT

AMENDMENT NO. 1 (the “Amendment”) dated as of May 2, 2014, to the Security Agreement dated as of March 22, 2010 (the “Security Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), each subsidiary of the Company party thereto (each such subsidiary individually a “Subsidiary Grantor” and collectively, the “Subsidiary Grantors”; the Subsidiary Grantors and the Company are referred to collectively herein as the “Grantor”), WILMINGTON TRUST COMPANY, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”).

A.            Reference is made to (i) the Credit Agreement dated as of March 22, 2010, as amended and restated as of March 11, 2011 (as amended, supplemented or otherwise modified from time to time, the “Original Credit Agreement”), among the Company, the lenders named therein (the “Original Lenders”), and Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Original Administrative Agent”) for the Lenders, (ii) the Indenture dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the guarantors party thereto, Wilmington Trust Company, as trustee (in such capacity, the “Trustee”) and (iii) the Intercreditor Agreement dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Company, the other grantors party thereto, the Original Administrative Agent, the Trustee and the Collateral Agent.

B.            Effective as of an even date herewith, the Original Administrative Agent entered into an Assignment and Acceptance (the “Assignment and Acceptance”) with Wells Fargo, and, pursuant to which, among other things, (x) Credit Suisse AG, Cayman Islands Branch, in its capacity as an Original Lender, assigned to Wells Fargo all of its Assigned Interests (as defined in the Assignment and Acceptance) and (y) the Original Administrative Agent resigned as Administrative Agent under the Original Credit Agreement and was succeeded in such capacity by Wells Fargo.

C.            In connection with the Assignment and Acceptance, the Intercreditor Agreement is being modified pursuant to that certain Replacement Authorized Representative Joinder Agreement No. 1 effective as of even date herewith by and among the Company, Wells Fargo, the Original Administrative Agent and the Collateral Agent (the “Joinder Agreement”).  Pursuant to the terms of the Joinder Agreement, Wells Fargo is replacing the Original Administrative Agent under the Intercreditor Agreement.

D.            The Original Credit Agreement is being amended and restated in its entirety pursuant to that certain Second Amended and Restated Credit Agreement dated of even date herewith by and among Wells Fargo, as administrative agent for the Lenders named therein, (the “Agent”), Sole Lead Arranger, and Sole Book Runner, and the Company (as amended, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Replacement Credit Agreement”).  All obligations of the Loan Parties described in the Original Credit Agreement are being refinanced in their entirety by the lenders party to the Replacement Credit Agreement (the “Lenders”).

E.            The parties are entering into this Agreement to amend the Security Agreement to reflect the substitution of Wells Fargo for the Original Administrative Agent and to update and correct certain cross references in the Security Agreement to correspond with the correct section  references in the Replacement Credit Agreement.

F.             Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Replacement Credit Agreement, the Indenture, the Intercreditor Agreement or the Security Agreement, as applicable.

Accordingly, Wells Fargo, the Collateral Agent and the Company agree as follows:

SECTION 1.         From and after the date of this Agreement, each reference to the “Credit Agreement” in the Security Agreement shall be deemed to refer to the Replacement Credit Agreement and each reference to the “Lenders” in the Security Agreement (defined above as the Original Lenders) shall be deemed to refer to the Lenders.

SECTION 2.         In accordance with Section 5.16(b) of the Security Agreement, Wells Fargo by its signature below agrees (a) that each reference to the Administrative Agent in the Security Agreement shall be a reference to Wells Fargo as the “Administrative Agent” under the Original Credit Agreement and as the “Agent” under the Replacement Credit Agreement and each reference to the Trustee in the Security Agreement shall be a reference to the Trustee, (b) to be bound by all the terms and provisions of the Security Agreement applicable to a Secured Party, (c) each reference in the Security Agreement of a grant of a security interest in a Grantor’s Collateral to a Secured Party shall also mean a grant of a security interest to Wells Fargo as a Secured Party, (d) each reference to Agents in the Security Agreement shall be a reference to the Agent and Trustee.

SECTION 3.         Exhibit B of the Security Agreement is replaced in its entirety with Exhibit B attached hereto.  From and after the date of this Amendment, all references in the Security Agreement to the Perfection Certificate shall be deemed to refer to Exhibit B attached hereto.

SECTION 4.         The reference in Section 3.02(b) to “Schedule 2 to the Perfection Certificate” is amended and restated in its entirety to refer to “Schedule 1(a) to the Perfection Certificate”.

SECTION 5.         [RESERVED].

SECTION 6.         [RESERVED].

SECTION 7.         The reference in Section 3.03(i) of the Security Agreement to Section 6.05 of the Credit Agreement is amended and restated in its entirety to refer to Sections 6.03 and 6.04 of the Replacement Credit Agreement.

SECTION 8.         The reference in Section 3.03(k) of the Security Agreement to Section 5.02 of the Credit Agreement is amended and restated in its entirety to refer to Section 5.06 of the Replacement Credit Agreement.

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SECTION 9.         The reference in Section 5.01 of the Security Agreement to Section 9.01 of the Credit Agreement is amended and restated in its entirety to refer to Section 11 of the Replacement Credit Agreement.

SECTION 10.       [RESERVED].

SECTION 11.       The references in Sections 5.09(b) and 5.15(f) of the Security Agreement to Section 9.08 of the Credit Agreement are amended and restated in their entirety to refer to Section 14.01 of the Replacement Credit Agreement.

SECTION 12.       The references in Section 5.16 of the Security Agreement to Section 5.09 of the Credit Agreement are amended and restated in their entirety to refer to Section 5.12 of the Replacement Credit Agreement.

SECTION 13.       The references in the definition of “Bankruptcy Default” to paragraphs (g) and (h) of Article VII of the Credit Agreement are amended and restated in their entirety to refer to Sections 8.04 and 8.05 of the Replacement Credit Agreement.

SECTION 14.       The references to “Hedging Agreements” in the Security Agreement shall also be deemed to be references to “Hedge Agreements” as such term is defined in the Replacement Credit Agreement.

SECTION 15.       The reference in Section 5.03 of the Security Agreement to “L/C Exposure” is hereby amended and restated in its entirety to mean “Letter of Credit Exposure” as defined in the Replacement Credit Agreement.

SECTION 16.       The references in Sections 5.09 and 5.14 of the Security Agreement to “Issuing Banks” shall also be deemed to be references to “Issuing Lenders” as such term is defined in the Replacement Credit Agreement.

SECTION 17.       The reference in Section 5.15 of the Security Agreement to “Revolving Credit Maturity Date” is hereby amended and restated in its entirety to mean “Maturity Date” as defined in the Replacement Credit Agreement.

SECTION 18.       Schedule II to the Security Agreement is replaced in its entirety with Schedule II attached hereto.  From and after the date of this Amendment, all references in the Security Agreement to Schedule II shall be deemed to refer to Schedule II attached hereto.

SECTION 19.       Schedule III to the Security Agreement is replaced in its entirety with Schedule III attached hereto.  From and after the date of this Amendment, all references in the Security Agreement to Schedule III shall be deemed to refer to Schedule III attached hereto.

SECTION 20.       The Grantors each hereby reaffirm its grant of a continuing Security Interest in all presently existing and later acquired Collateral to the Collateral Agent, its successors and assigns (on behalf of the Secured Parties) as security for the payment or performance, as the case may be, in full of the Obligations.

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SECTION 21.       The Grantors each hereby certify that the representations and warranties contained in the Security Agreement (other than those in the first two sentences of Section 3.02(b) of the Security Agreement) remain true, correct and complete in all material respects as of the date hereof with the same force and effect as if made on the date hereof and that it has no offsets, counterclaims or defenses to any of its Obligations.

SECTION 22.       The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that the Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the date hereof.  Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings, or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent and the Secured Parties by the Grantors for filing the UCC records in the state of formation for each Grantor (or such other office specified by notice from the Company to the Administrative Agent or the Trustee after the date hereof in the case of filings, recordings or registrations required to be made after the date hereof under the Finance Documents, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the date hereof to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (on behalf of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

SECTION 23.       This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment shall become effective when the Collateral Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, Wells Fargo and the Collateral Agent.  Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 24.       Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 25.       THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 26.       In case any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and

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enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 27.       All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Security Agreement.

SECTION 28.       The Company agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

SECTION 29.       The Recitals and Preliminary Statements in this Amendment are incorporated by reference as if fully set forth in this Section 29.

[signature pages follow]

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IN WITNESS WHEREOF, the Company, the Subsidiary Grantors, Wells Fargo and the Collateral Agent have duly executed this Amendment to the Security Agreement as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION

By:	/s/ Barry Broadus
Name: Barry Broadus
Title: Chief Financial Officer

ALION-BMH CORPORATION

By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-CATI CORPORATION

By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-IPS CORPORATION

By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-JJMA CORPORATION

By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

[Signature Page to Amendment No. 1 to Security Agreement]

ALION-MA&D CORPORATION

By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-METI CORPORATION

By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION INTERNATIONAL CORPORATION

By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

WASHINGTON CONSULTING, INC.

By:	/s/ Kevin Boyle
Name: Kevin Boyle
Title: Secretary

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.

By:	/s/ Christiane Lourenco
Name: Christiane Lourenco
Title: Secretary

WILMINGTON TRUST COMPANY, as Collateral Agent

By:	/s/ Michael G. Oller, Jr.
Name: Michael G. Oller, Jr.
Title: Assistant Vice President

[Signature Page to Amendment No. 1 to Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Marc Grossman
	Name:	Marc Grossman
	Title:	SVP

[Signature Page to Amendment No. 1 to Security Agreement]

Schedule II to

Security Agreement

[see attached]

Schedule III to

Security Agreement

[see attached]

Exhibit B to

Security Agreement

[see attached]